UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
 (Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2021

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed by Southwestern Energy Company (the “Company” or “Southwestern”) under Item 2.01 of its Current Report on Form 8-K filed on January 5, 2022 (the “Original 8-K”), on December 31, 2021, pursuant to the Agreement and Plan of Merger, dated as of November 3, 2021, by and between Southwestern, Mustang Acquisition Company, LLC, GEP Haynesville, LLC (“GEPH”) and GEPH Unitholder Representative, LLC solely in its capacity as the Unitholder Representative, Southwestern completed its previously announced acquisition of GEPH (the “GEPH Merger”).
This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to allow such financial information to be incorporated by reference into the Company’s Registration Statements, including the Company’s Registration Statement on Form S-3 (File No. 333-238633).
Item 8.01 Other Events.
On June 1, 2021, Southwestern entered into an Agreement and Plan of Merger with Ikon Acquisition Company, LLC (“Ikon”), Indigo Natural Resources LLC (“Indigo”) and Ibis Unitholder Representative LLC (the “Indigo Merger Agreement”). Pursuant to the terms of the Indigo Merger Agreement, Indigo merged with and into Ikon, a subsidiary of Southwestern, and became a wholly-owned subsidiary of Southwestern (the “Indigo Merger”). On August 27, 2021, Southwestern’s stockholders voted to approve the Indigo Merger and the transaction closed on September 1, 2021. The Indigo Merger established Southwestern’s natural gas operations in the Haynesville and Bossier Shales.
On November 3, 2021, Southwestern entered into an Agreement and Plan of Merger with Mustang Acquisition Company, LLC (“Mustang”), GEP Haynesville, LLC (“GEPH”) and GEPH Unitholder Rep, LLC (the “GEPH Merger Agreement”). Pursuant to the terms of the GEPH Merger Agreement, GEPH merged with and into Mustang, a subsidiary of Southwestern, and became a wholly-owned subsidiary of Southwestern (the “GEPH Merger”). The GEPH Merger closed on December 31, 2021 and expanded the Company’s operations in the Haynesville.
Included in this filing as Exhibit 99.2 are the audited consolidated financial statements of GEPH for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent auditor. The unaudited condensed consolidated financial statements of GEPH for the periods described in Item 9.01(a) below and the notes related thereto are included in this filing as Exhibit 99.3.
Included in this filing as Exhibit 99.4 is the pro forma financial information of the Company giving effect to the Indigo Merger and the GEPH Merger for the year ended December 31, 2021. The pro forma financial information gives effect to certain pro forma events related to the Indigo Merger and the GEPH Merger and related transactions, and has been presented for informational purposes only. It does not purport to present the actual, or project the future financial position or operating results of the Company following the Indigo Merger and the GEPH Merger.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Audited consolidated financial statements of GEPH and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, statements of changes in equity and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes to the consolidated financial statements, are included in this filing as Exhibit 99.2 to this Current Report on Form 8-K/A.
Unaudited condensed consolidated financial statements of GEPH and its subsidiaries comprised of the condensed consolidated balance sheets as of September 30, 2021 and December 31, 2020, and the related condensed consolidated statements of operations, statements of changes in equity and cash flows for the nine months ended September 30, 2021 and 2020, and the related notes to the unaudited condensed consolidated financial statements, are included in this filing as Exhibit 99.3 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements have been derived from the historical consolidated statements of operations of Southwestern, from the historical financial activity of Indigo through August 31,

2021, as the Indigo Merger was completed on September 1, 2021, and from the historical financial activity of GEPH through December 31, 2021, the date the GEPH Merger was completed. The unaudited pro forma condensed combined balance sheet and supplemental pro forma oil and natural gas reserves information as of December 31, 2021 are not presented as both Mergers had been completed and such transactions are already reflected in the Southwestern balance sheet and supplemental oil and natural gas reserves information as of that date, and are reflected in the Company’s Annual Report on Form 10-K, which was filed with the Commission on March 1, 2022, and is hereby incorporated by reference. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 give effect to the Indigo Merger and GEPH Merger as if each transaction had been completed on January 1, 2021. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K/A are included in this filing as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Descriptions
23.1*	Consent of Deloitte & Touche LLP
99.1
Agreement and Plan of Merger, dated November 3, 2021, by and among Southwestern Energy Company, Mustang Acquisition Company, LLC, GEP Haynesville, LLC, and GEPH Unitholder Rep, LLC solely in its capacity as the Unitholder Representative. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on November 5, 2021).

99.2*
The audited consolidated balance sheets of GEP Haynesville, LLC. as of December 31, 2020 and 2019, and the audited consolidated statements of operations, statements of cash flows and statements of changes in equity of GEP Haynesville, LLC. for the years ended December 31, 2020 and 2019, and the notes related thereto.

99.3*
The unaudited consolidated balance sheets of GEP Haynesville, LLC. as of September 30, 2021 and 2020, and the audited consolidated statements of operations, statements of cash flows and statements of changes in equity of GEP Haynesville, LLC. for the years ended September 30, 2021 and 2020, and the notes related thereto.

99.4*	The unaudited pro forma condensed combined financial statements for the year ended December 31, 2021.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
•Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: March 3, 2022	By:	/s/ CARL F. GIESLER
		Name:	Carl F. Giesler
		Title:	Executive Vice President, Chief Financial Officer